UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214

Hoboken, NJ 07030

(Address of Principal Executive Offices)

(703) 436-2161

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.0001 per share)	QUBT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On April 19, 2024, the Board of Directors (the “Board”) of Quantum Computing Inc. (the “Company”) appointed Dr. Javad Shabani as a member of the Board (the “Appointment”).

Javad Shabani, 42, Director

Dr. Javad Shabani, age 42, has over 13 years of experience in advanced physics and quantum information physics. Dr. Shabani has been an associate professor in the New York University Physics Department and director of the NYU Center for Quantum Information Physics since 2022. From 2017 to 2022, he was an Assistant Professor at the NYU Physics Department. From 2015 to 2017, Dr. Shabani was an Assistant Professor at the City College of New York Physics Department. From 2014 to 2015, he was a Project Scientist in the California Nanosystems Institute at the University of California Santa Barbara. From 2011 to 2014, he was a Postdoctoral Fellow at the Harvard University Physics Department (2011 - 2012) and the California Nanosystems Institute at the University of California Santa Barbara (2012 - 2014). He was awarded the IBM Q Scholar Award in 2021, and the US Air Force Young Investigator Program Award and the US Army Young Investigator Award in 2016. Dr. Shabani holds four patents in quantum physics applications and has published over 85 papers. Dr. Shabani received Bachelor of Science degrees in physics and electrical engineering from Sharif University of Technology (2004) a Master of Science in Electrical Engineering from the University of California, Santa Cruz (2005), a Master of Arts in Electrical Engineering from Princeton University (2007) and a PhD in Electrical Engineering from Princeton University (2011).

The Board believes that Dr. Shabani’s scholarship and experience in physics and electrical engineering makes him ideally qualified to help lead the Company towards continued growth and success.

Family Relationships

Dr. Shabani does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Dr. Shabani reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

In connection with the Appointment, the Company and Dr. Shabani entered into a director agreement (the “Director Agreement”) whereby, as compensation for his services as a member of the Board, Dr. Shabani shall receive, on an annual basis, (i) a salary of $36,000, payable on a quarterly basis; and (ii) options to purchase 100,000 shares of the Company’s common stock.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Director Agreement, and such description is qualified in its entirety by reference to the full text of the Director Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Director Agreement (previously filed as Exhibit 10.1 to Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission om February 23, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: April 25, 2024	By:	/s/ Christopher Boehmler
Christopher Boehmler
Chief Financial Officer

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